                                SEVENTH AMENDMENT
                               (CREDIT AGREEMENT)


     THIS SEVENTH AMENDMENT ("AMENDMENT") dated as of April 15, 1996, is entered into among VECTRA NEVADA, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below), and BANK HAPOALIM, as a Bank.

                                    RECITALS

     A. The Borrower has entered into that certain Credit Agreement dated as of January 6, 1994, as amended by the Amendment and Limited Waiver dated as of August ____, 1994, the Second Amendment dated as of October 20, 1994, the Third Amendment dated as of May 24, 1995, the Fourth Amendment to Credit Agreement and First Amendment to Security Agreement dated as of June 30, 1995, the Fifth Amendment dated as of December 26, 1995, and the Sixth Amendment and Limited Waiver dated as of March 29, 1996 (as so amended, the "CREDIT AGREEMENT"), among the Borrowers, the Banks (as defined therein) party thereto (the "BANKS"), Banque Paribas, acting in its separate capacity as Agent (as defined therein) for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) for the Banks (the "MANAGING AGENT").

     B. The Borrower has requested that the Credit Agreement be amended to extend the Revolving Loan Maturity Date from April 15, 1996 to January 2, 1997, for the limited purpose of affording the Borrower an additional nine months to finance the full repayment of the Obligations. The Borrower has advised the Agent that Vectra has entered into a certain letter of intent dated as of March 21, 1996, with Duke Engineering & Service ("DE&S") (the "DE&S LETTER OF INTENT"), pursuant to which Vectra intends to sell and DE&S intends to purchase substantially all of the assets of the nuclear engineering, power services and government services business units of Vectra (the "NP&G SERVICES UNITS"). The Borrower has advised the Agent that such a sale would close as soon as possible and in any event Vectra would receive net cash proceeds from such sale not later than August 31, 1996, premised on the condition that the net sale proceeds shall be sufficient to repay the then-outstanding Obligations in full (as well as the Obligations then outstanding under the Term Loan Agreement (as such term is defined in the Term Loan Agreement)). The Agent has advised the Borrower that the Banks do not intend to agree to any additional extension of the Revolving Loan Maturity Date.

     C. The Banks are willing to so amend the Credit Agreement, but only upon the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties to the Credit Agreement agree as follows:

                                       1.

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

     2.   AMENDMENTS.

          2.1 SECTION 1.1 (DEFINITIONS). The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "Applicable Margin" shall mean, at all times, one and one-half percent (1.50%) per annum.

          2.2 SECTION 1.1 (DEFINITIONS). The definition of "Loan Documents" set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "Loan Documents" shall mean this Agreement, the Revolving Notes, the Security Agreement, each Purchase Agreement and the Subordination Agreement, and any and all other agreements, documents and instruments executed and delivered by or on behalf or in support of the Borrower to the Agent, any Bank or their respective authorized designee evidencing or relating to the Loans, as the same from time to time may be amended, modified, supplemented, extended or renewed.

          2.3 SECTION 1.1 (DEFINITIONS). The Credit Agreement is hereby amended by deleting the words "April 15, 1996" in the definition of "Revolving Loan Maturity Date" set forth in Section 1.1 of the Credit Agreement and inserting in their place the words "January 2, 1997."

          2.4 SECTION 2.5 (INTEREST). The Credit Agreement is hereby amended to eliminate the Eurodollar Loan option. All outstanding Eurodollar Loans shall be converted to Based Rate Loans on the expiration date of the Interest Period applicable thereto.

          2.5  SECTION 2.9 (VOLUNTARY REDUCTION OF REVOLVING LOAN COMMITMENTS).
Section 2.9 of the Credit Agreement is deleted in its entirety and replaced with the following:

               SECTION 2.9 (VOLUNTARY REDUCTION OF REVOLVING LOAN COMMITMENTS). Upon at least three (3) Business Days prior irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Agent (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to permanently reduce each Bank's Pro Rata Share of all or part of the Total Revolving Loan Commitment, provided that any such partial reduction shall be in the minimum aggregate amount of $100,000.

          2.6 SECTION 2.10 (MANDATORY PREPAYMENTS). Section 2.10 of the Credit Agreement is hereby amended to include subsections (c), (d), (e) and (f) as follows:

                                       2.

          (c) The Borrower has advised the Banks that Vectra is engaged in ongoing discussions with a purchaser of all of the [assets/stock] of VECTRA Technologies (U.K.) Limited, an English limited liability company ("VECTRA (U.K.)"). Pursuant to that certain Fourth Amendment (Amended and Restated Term Loan Agreement) of even date herewith which amends the Term Loan Agreement (the "FOURTH TERM LOAN AMENDMENT"), Vectra has agreed to contribute to the Borrower for the sole purpose of repaying the Obligations, one hundred percent (100%) of the net proceeds of the sale of Vectra (U.K.), which net proceeds shall not be less than $1,000,000 (or so much thereof as is necessary to repay the Obligations in full). Immediately upon its receipt thereof, the Borrower shall cause one hundred percent (100%) of the net sale proceeds to be applied to immediately reduce the Obligations under the Credit Agreement and to reduce permanently the Total Revolving Loan Commitment by such amount.

          (d) Pursuant to the Fourth Term Loan Amendment, Vectra has agreed to contribute to the Borrower for the sole purpose of repaying the Obligations, such amount of the net proceeds of the sale to DE&S of the NP&G Units pursuant to the terms, or otherwise as contemplated by, the DE&S Letter of Intent as is necessary to repay the Obligations in full. Immediately upon its receipt thereof, the Borrower shall cause the net proceeds of such sale so contributed to be applied to immediately reduce the Obligations under the Credit Agreement and to reduce permanently the Total Revolving Loan Commitment by such amount.

          (e) On or before June 30, 1996, the Borrower shall make a payment of $600,000 (the "$600,000 PAYMENT"), which shall be applied to reduce the Obligations under the Credit Agreement and to reduce permanently the Total Revolving Loan Commitments by such amount. Notwithstanding the foregoing, the parties hereto agree that the Borrower may elect, at its sole option, to defer payment of the $600,000 Payment. The Borrower shall effect such election to defer the $600,000 Payment by delivering to the Agent no later than 5:00 p.m. California time on June 24, 1996, a written notice of election (a "NOTICE OF ELECTION") and such election shall be effective upon delivery of such Notice of Election to the Agent. In the event that the Borrower elects to defer the $600,000 Payment, the $600,000 Payment shall be due and payable upon the first to occur of (i) the sale to DE&S of the NP&G Service Units pursuant to the DE&S Letter of Intent or other similar sale of assets currently owned by Vectra or its Subsidiaries, (ii) Vectra's issuance of additional common stock or preferred stock with a redemption date of not earlier than one year after the Revolving Loan Maturity Date, (iii) Vectra's issuance of debt subordinated to all of its debt to institutional lenders on terms satisfactory to such institutional lenders, including the Banks, or (iv) the Revolving Loan Maturity Date or such prior date as the Loans shall have become due and payable, whether by acceleration or otherwise. As consideration for and in the event of such deferral, the Borrower shall pay to the Agent for the benefit of the Banks according to their Pro Rata Share, a deferral fee in the amount of $100,000, which deferral fee shall be earned upon the effectiveness of such election, but which deferral fee shall be due and payable upon the date which the $600,000 Payment shall be due and payable.

          (f) On or before September 15, 1996, the Borrower shall make a payment of $625,000 (the "$625,000 PAYMENT"), which shall be applied to reduce the Obligations under the Credit Agreement and to reduce permanently the Total Revolving Loan Commitments by such amount. Notwithstanding the foregoing, the parties hereto agree that the Borrower may elect, at its sole discretion, to defer payment of the $625,000 Payment. The

                                       3.

Borrower shall effect such election to defer the $625,000 Payment by delivering to the Agent no later than 5:00 p.m. California time on September 9, 1996, a Notice of Election and such election shall be effective upon delivery of such Notice of Election to the Agent. In the event that the Borrower elects to defer the $625,000 Payment, the $625,000 Payment shall be due and payable upon the first to occur of (i) the sale of DE&S of the NP&G Service Units pursuant to the DE&S Letter of Intent or other similar sale of assets currently owned by Vectra or its Subsidiaries, (ii) Vectra's issuance of additional common stock or preferred stock with a redemption date of not earlier than one year after the Revolving Loan Maturity Date, (iii) Vectra's issuance of debt subordinated to all of its debt to institutional lenders on terms satisfactory to such institutional lenders, including the Banks, or (iv) the Revolving Loan Maturity Date or such prior date as the Loans shall have become due and payable, whether by acceleration or otherwise. As consideration for and in the event of such deferral, the Borrower shall pay to the Agent for the benefit of the Banks according to their Pro Rata Share, a deferral fee in the amount of $100,000, which deferral fee shall be earned upon the effectiveness of such election, but which deferral fee shall be due and payable upon the date which the $625,000 Payment shall be due and payable.

Provided that the net proceeds of the sales described in clauses (c) and (d) above are applied as required by such clauses, the Banks shall cooperate with the Borrower to execute and deliver such documents as are necessary to release, terminate or reconvey any Collateral transferred to the buyer as part of such sale.

          2.7 SECTION 2.11 (VOLUNTARY PREPAYMENTS). Section 2.11 of the Credit Agreement is deleted in its entirety and replaced with the following:

          SECTION 2.11 VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay the Loans in whole or in part without premium or penalty from time to time on the following terms and conditions: (i) the Borrower shall give the Agent written notice (or telephonic notice promptly confirmed in writing), which notice shall be irrevocable, of its intent to prepay the Loans, at least three (3) Business Days prior to a prepayment, and which notice the Agent shall promptly transmit to each of the Banks and (ii) each prepayment shall be in a minimum aggregate principal amount of $100,000.

     3.   LIMITATION OF AMENDMENTS.

          (a) The amendments set forth in SECTION 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver of modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

          (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                                       4.

     4.   ACKNOWLEDGEMENTS.

          (a) The Borrower understands and acknowledges that the nine month extension of the Revolving Loan Maturity Date evidenced by the amendments set forth in SECTION 2, above, is a limited purpose, one-time accommodation amendment agreed by the Banks for the express purpose of affording the Borrower access to capital while it completes a refinancing, sale or other similar transaction generating sufficient proceeds to enable the Borrower to repay the Obligations in full as soon as possible and in any event not later than the Revolving Loan Maturity Date as extended by this Amendment. The Borrower further acknowledges and agrees that it represented to the Banks, in requesting the extension of the Revolving Loan Maturity Date evidenced by the amendment set forth in SECTION 2, above, that the Borrower and its Affiliates are engaged in serious ongoing discussions with DE&S regarding the sale of the NP&G Units and the full repayment of the Obligations and that the Borrower is confident that such sale will generate sufficient funds to repay the Obligations in full by August 31, 1996. The Borrower further acknowledges and agrees that the Banks have reasonably relied on such representation and would not have otherwise entered into and agreed to this Amendment. The Banks have not (nor has the Agent or the Managing Agent on behalf of the Banks) agreed or committed to, or otherwise indicated in any way whatsoever that they would consider, any further extension of the Revolving Loan Maturity Date and the Borrower acknowledges and agrees that the Banks have made no such agreement or commitment (nor has the Agent or the Managing Agent on behalf of the Banks) and that the Borrower has no expectation whatsoever that the Banks would consider any further extension of the Revolving Loan Maturity Date.

          (b) The Borrower hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Security Agreement and other Loan Documents, to the Agent, for itself and on behalf of the Banks and the Managing Agent, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remain collateral for the Obligations from and after the date hereof. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that, pursuant to the Security Agreement and other Loan Documents, the Agent, for itself and on behalf of the Banks and the Managing Agent, is entitled to receive and apply all proceeds of the Collateral.

     5. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Agreement, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

          (a) After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

          (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                                       5.

          (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Closing Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          (d) The execution and delivery by the Borrower of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

          (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the certificate of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or (iv) any contractual restriction binding on or affecting the Borrower;

          (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

          (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     6. REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     7. AMENDMENT FEE. As consideration for the Banks' agreement to amend the Credit Agreement as set forth in this Amendment, the Borrower agrees to pay to the Agent, for the benefit of the Banks according to their Pro Rata Share, an amendment fee ("AMENDMENT FEE") as set forth in the side letter agreement described in SECTION 9(c) below. The payment of the Amendment Fee shall be paid in accordance with the terms of such side letter agreement.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     9. EFFECTIVENESS. Subject to SECTION 7, above, this Amendment shall be deemed effective upon the satisfaction of all of the following conditions precedent (PROVIDED that all such conditions must be satisfied prior to 5:00 p.m., San Francisco time, April 15, 1995):

                                       6.

          (a) SEVENTH AMENDMENT. The receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower and each Bank; and

          (b) CERTIFIED RESOLUTIONS. The Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower and dated the date hereof certifying (i) the names and signatures of the incumbent officers of the Borrower authorized to sign the applicable Loan Documents, (ii) the resolutions of the Borrower's Board of Directors approving and authorizing the execution, delivery and performance of the Credit Agreement, as amended by this Amendment, and the side letter agreement described in Subsection (c) below and (iii) that there have been no changes in the Certificate of Incorporation of the Borrower or in the Bylaws or similar constituent documents of the Borrower since the date of certification thereof to the Agent in connection with the closing of the Credit Agreement.

          (c) SIDE LETTER AGREEMENT. The Borrower shall have duly acknowledged and delivered the side letter agreement of even date herewith from the Agent to the Borrower relating to the amendment fee and certain other fees.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     11.  RELEASE AND WAIVER.

          (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing's Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

          (b) Although each of the Banks, the Agent and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and the Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives
(i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively

                                       7.

performed by the Banks, the Agent or the Managing Agent as expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Credit Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS. TO THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE STATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

                                       8.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              VECTRA NEVADA, INC.


                              By:  /s/ Ray A. Fortney
                                  -----------------------------
                              Its:  PRESIDENT
                                  -----------------------------


                              BANQUE PARIBAS, as a Bank and as Agent


                              By:  /s/ Robert S. Pinkerton
                                  -----------------------------
                              Its:  VP
                                  -----------------------------

                              By:  /s/ Lee S. Buckner
                                  -----------------------------
                              Its:  GVP
                                  -----------------------------

                              BANQUE NATIONALE DE PARIS, as a Bank and as
                              Managing Agent


                              By:  /s/ Richard Cushing
                                  -----------------------------
                              Its:  VP
                                  -----------------------------

                              By:  /s/ E. D.
                                  -----------------------------
                              Its:
                                  -----------------------------

                              BANK HAPOALIM, as a Bank


                              By:  /s/ Conrad Wagner
                                  -----------------------------
                              Its:  VP
                                  -----------------------------

                              By:  /s/ Illegible
                                  -----------------------------
                              Its:
                                  -----------------------------
                                       9.